OPPENHEIMER BOND FUND
                   Supplement dated July 15, 1997 to the
                      Prospectus dated April 30, 1997



The Prospectus is changed as follows:

1. The fourth sentence of the sub-section captioned "Who Manages the Fund" in "A Brief Overview of the Fund" is revised as follows:

     Effective July 15, 1997, the Fund's portfolio manager, who is primarily responsible for the selection of the Fund's securities, is David P. Negri.

2. The sub-section captioned "Portfolio Manager" in "How the Fund is Managed-The Manager and Its Affiliates" on page 22 is revised as follows:

     Effective July 15, 1997, the Fund's portfolio manager is David
     P. Negri. He is the individual principally responsible for the day-to-day management of the Fund's portfolio. Mr. Negri is a Vice president of the Manager and of the Fund and has been a portfolio manager of the Fund since July 10, 1995.









July 15, 1997
PS0285.009